Exhibit 99.1

               BANCFIRST CORPORATION REPORTS THIRD QUARTER RESULTS

    OKLAHOMA CITY, Oct. 19 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported net income for the third quarter of 2006 of $12.7 million or $0.79 diluted earnings per share. This is a $3.5 million increase over the third quarter a year ago of $9.2 million or $0.58 diluted earnings per share. Net income for the first nine months of 2006 was $35.8 million or $2.23 diluted earnings per share versus $31.3 million, or $1.96 diluted earnings per share for the same period in 2005.

    Net interest income for the quarter was $36.4 million, an increase of $3.4 million, or 10.2% over a year ago. The company's earning assets were $3.1 billion, an increase of $293.6 million, or 10.6% over September 30, 2005. Loans were up $65.8 million from the third quarter of 2005. The growth in loans and earning assets was supported by core deposit growth of $286.7 million. The loan loss provision was $315,000 down $558,000 from the same period a year ago. Nonperforming and restructured assets, 0.38% of assets, and third quarter net charge-offs, 0.01% of loans, remain at historically low levels. Noninterest income totaled $15.5 million, an increase of $615,000 or 4.1% over the third quarter of 2005. The increase is due to growth in revenues from Trust, electronic banking services, and securities gains from venture capital activities. Noninterest expenses were $31.6 million, a decrease of $1.6 million or 4.9%. Noninterest expense for the third quarter of 2005 included a one time write-off of a $3 million receivable. Net of this write-off, expenses increased $1.4 million or 4.5% and was due to growth and expansion of the branch delivery system.

    The Company is expanding its branch delivery system, primarily in the metropolitan areas of Oklahoma City and Tulsa. A new branch in south Oklahoma City, 134th and May Avenue, opened in August. Construction of new branches are underway in eastern Oklahoma County and in south Tulsa which are expected to open in late 2006 or early 2007.

    The Company also completed the acquisition of First Bartlesville Bank, Bartlesville, Oklahoma effective August 4, 2006. First Bartlesville Bank had total assets of $45.3 million and deposits of $39.4 million as of September 30. First Bartlesville Bank will be merged into BancFirst in early December 2006.

    BancFirst and Pickard Limited Partnership have entered into an agreement to sell their ownership in Century Life Assurance Company, 75% and 25%, respectively, to American Underwriters Life Insurance Company. Pickard Limited Partnership is an affiliate of BancFirst Corporation. The transaction is expected to be completed in the fourth quarter, subject to regulatory approvals. The sale will result in an after-tax gain approximating $400,000 to $600,000, and will not have a significant impact on its results of operations for 2007.

    At September 30, 2006 BancFirst Corporation had total assets of $3.4 billion, an increase of $347 million or 11.3% over a year ago. Loans totaled $2.3 billion and deposits were $3.0 billion. The Company's stockholders equity was $335 million, or 9.79% of total assets.

    BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 85 banking locations serving 47 communities across Oklahoma.

    The Company may make forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                                   2006
                                 ------------------------------------------------------------------------
                                                                                                 Year-
                                      Q1             Q2             Q3             Q4           To-Date
                                 ------------   ------------   ------------   ------------   ------------
Income Statement Data:
Net interest income              $     34,601   $     35,753         36,404                  $    106,758
Provision for loan
 losses                                   681            917            315                         1,913
Securities transactions                   ---            139            246                           385
Total noninterest
 income                                13,409         14,732         15,501                        43,642
Salaries and employee
 benefits                              17,618         17,346         17,741                        52,705
Total noninterest
 expense                               30,292         30,826         31,609                        92,727
Net income                             10,881         12,209         12,740                        35,830
Per Common Share Data:
Net income-basic                         0.69           0.78           0.81                          2.28
Net income-diluted                       0.68           0.76           0.79                          2.23
Cash dividends
 declared                                0.16           0.16           0.18                          0.50
Common shares
 outstanding                       15,687,840     15,716,195     15,742,171                    15,742,171
Average common
 shares outstanding -
  Basic                            15,666,676     15,702,060     15,732,307                    15,700,588
  Diluted                          16,045,822     16,080,423     16,112,809                    16,078,441
Performance Ratios:
Return on average
 assets                                  1.33%          1.46%          1.50%                         1.43%
Return on average
 equity                                 14.03          15.49          15.44                         15.00
Net interest margin                      4.77           4.78           4.77                          4.78
Efficiency ratio                        63.09          61.06          60.90                         61.65

                                                                   2005
                                 ------------------------------------------------------------------------
                                                                                                 Year-
                                      Q1             Q2             Q3             Q4           To-Date
                                 ------------   ------------   ------------   ------------   ------------
Income Statement Data:
Net interest
 income                          $     31,706   $     32,941   $     33,028   $     33,776   $    131,451
Provision for
 loan losses                              792          1,302            873          1,640          4,607
Securities
 transactions                             ---             81              1            114            196
Total noninterest
 income                                12,348         13,764         14,886         13,285         54,284
Salaries and
 employee benefits                     16,277         15,904         16,757         15,606         64,544
Total noninterest
 expense                               26,978         28,441         33,251         28,495        117,165
Net income                             10,887         11,198          9,216         11,534         42,835
Per Common Share
 Data:
Net income-basic                         0.69           0.72           0.59           0.74           2.74
Net income-diluted                       0.68           0.70           0.58           0.72           2.68
Cash dividends
 declared                                0.14           0.14           0.16           0.16           0.60
Common shares
 outstanding                       15,576,497     15,603,294     15,630,270     15,637,030     15,637,030
Average common
 shares
 outstanding -
  Basic                            15,657,832     15,592,088     15,617,426     15,634,384     15,621,264
  Diluted                          16,019,242     15,961,110     16,011,786     16,010,554     15,996,218
Performance
 Ratios:
Return on
 average assets                          1.44%          1.48%          1.19%          1.45%          1.39%
Return on average
 equity                                 15.70          15.98          12.46          15.34          14.80
Net interest margin                      4.67           4.81           4.79           4.77           4.76
Efficiency ratio                        61.24          60.89          69.40          60.55          63.08

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                        2006
                             ---------------------------------------------------------
                                  Q1             Q2             Q3             Q4
                             ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                 $  3,357,717   $  3,389,689   $  3,424,495
Total loans                     2,306,317      2,339,959      2,332,838
Allowance for
 loan losses                      (27,789)       (28,227)       (28,988)
Securities                        428,222        434,696        422,650
Deposits                        2,934,980      2,954,960      2,967,056
Stockholders' equity              310,698        320,430        335,148
Book value per
 common share                       19.81          20.39          21.29
Tangible book value
 per common share                   17.35          17.95          18.75
Balance Sheet Ratios:
Average loans to deposits           80.39%         79.13%         79.27%
Average earning assets
 to total assets                    89.55          90.16          90.36
Average stockholders'
 equity to average assets            9.50           9.46           9.70
Asset Quality Data:
Past due loans               $      1,204   $        612   $        727
Nonaccrual loans                    8,238          7,244          8,960
Restructured loans                    720            727            782
Total nonperforming and
 restructured loans                10,162          8,583         10,469
Other real estate owned
 and repossessed assets             2,075          2,657          2,548
Total nonperforming and
 restructured assets               12,237         11,240         13,017
Nonperforming and
 restructured loans to
 total loans                         0.40%          0.37%          0.45%
Nonperforming and
 restructured assets to
 total assets                        0.36           0.33           0.38
Allowance to total loans             1.20           1.21           1.24
Allowance to nonperforming
 and restructured loans            303.31         328.88         276.91
Net charge-offs to
 average loans                       0.07           0.08           0.01

                                                            2005
                                 ---------------------------------------------------------
                                      Q1             Q2             Q3             Q4
                                 ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                     $  3,068,215   $  3,061,822   $  3,077,497   $  3,223,030
Total loans                         2,147,543      2,222,834      2,267,082      2,317,426
Allowance for loan
 losses                               (26,256)       (27,148)       (26,866)       (27,517)
Securities                            531,331        523,025        484,837        456,222
Deposits                            2,674,914      2,638,373      2,680,351      2,804,519
Stockholders' equity                  277,629        289,218        294,232        302,349
Book value per common
 share                                  17.83          18.54          18.83          19.34
Tangible book value per
 common share                           15.51          16.24          16.55          16.87
Balance Sheet Ratios:
Average loans to deposits               79.21%         80.52%         84.72%         83.91%
Average earning assets
 to total assets                        90.62          90.40          89.98          89.94
Average stockholders'
 equity to average assets                9.17           9.21           9.57           9.47
Asset Quality Data:
Past due loans                   $      1,691   $      1,789   $      2,339   $      1,455
Nonaccrual loans                        8,863          8,425          7,101          7,344
Restructured loans                        544            792            736            581
Total nonperforming and
 restructured loans                    11,098         11,006         10,176          9,380
Other real estate owned
 and repossessed assets                 2,150          1,433          2,692          2,262
Total nonperforming and
 restructured assets                   13,248         12,439         12,868         11,642
Nonperforming and
 restructured loans to
 total loans                             0.52%          0.50%          0.45%          0.40%
Nonperforming and
 restructured assets to
 total assets                            0.43           0.41           0.42           0.36
Allowance to total loans                 1.22           1.22           1.19           1.19
Allowance to nonperforming
 and restructured loans                236.59         246.67         264.01         293.36
Net charge-offs to average
 loans                                   0.05           0.06           0.21           0.11

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                             Three Months Ended                            Nine Months Ended
                                             September 30, 2006                            September 30, 2006
                                 -------------------------------------------    ---------------------------------------
                                                   Interest        Average                      Interest      Average
                                   Average         Income/         Yield/         Average       Income/       Yield/
                                   Balance         Expense          Rate          Balance       Expense        Rate
                                 -----------     -----------     -----------    -----------   -----------   -----------
ASSETS
Earning assets:
 Loans                           $ 2,327,339     $    46,567            7.94%   $ 2,317,309   $   133,149          7.68%
 Securities
  - taxable                          390,196           4,311            4.38        394,892        13,143          4.45
 Securities
  - tax exempt                        38,936             589            6.00         39,339         1,785          6.07
 Federal funds sold                  294,195           3,777            5.09        262,692         9,454          4.81
  Total earning assets             3,050,666          55,244            7.18      3,014,232       157,531          6.99

Nonearning assets:
 Cash and due from banks             157,572                                        166,689
Interest receivable and
 other assets                        196,614                                        195,277
Allowance for
 loan losses                         (28,644)                                       (28,028)
  Total nonearning assets            325,542                                        333,938
  Total assets                   $ 3,376,208                                    $ 3,348,170

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
 Transaction deposits            $   417,193     $       896            0.85%   $   431,366   $     2,536          0.79%
 Savings deposits                    896,269           8,245            3.65        870,010        21,573          3.32

 Time deposits                       747,694           7,831            4.16        735,258        20,958          3.81

 Short-term borrowings                30,832             407            5.24         36,632         1,296          4.73

 Long-term borrowings                  2,281              35            6.09          2,950           134          6.07

 Junior subordinated
  debentures                          51,804           1,103            8.45         51,804         2,206          8.54
  Total interest-bearing
   liabilities                     2,146,073          18,517            3.42      2,128,020        49,806          3.13

Interest-free funds:
 Noninterest bearing deposits        874,766                                        875,008
 Interest payable and other
  liabilities                         27,993                                         25,695
 Stockholders' equity                327,376                                        319,447
  Total interest free-funds        1,230,135                                      1,220,150
  Total liabilities and
   stockholders' equity          $ 3,376,208                                    $ 3,348,170
Net interest income                              $    36,727                                  $   107,725
Net interest spread                                                     3.76%                                      3.86%
Net interest margin                                                     4.77%                                      4.78%

SOURCE  BancFirst
    -0-                             10/19/2006
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
             PRN Photo Desk photodesk@prnewswire.com/
    (BANF)